Exhibit 28 (n) 31 Under Form N-1A

Exhibit 99 Under Item 601/Reg. S-K

Class C Shares Exhibit

To

Multiple Class Plan

(revised 8/01/18)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class C Shares will consist of sales by financial intermediaries in consideration of an advance commission of up to 1.00% of the public offering price, paid by the principal underwriter. Financial intermediaries may also provide shareholder services and may receive shareholder services fees therefor. Additionally, the principal underwriter and financial intermediaries may receive distribution and/or administrative service fees under the 12b-1 Plan. In cases where the principal underwriter has advanced a commission to the financial intermediary, such 12b-1 fees will be paid to the financial intermediary beginning in the thirteenth month after purchase. In consideration of advancing commissions, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class C Shares and payments made under the 12b-1 Plan for twelve months following the purchase. In connection with this basic arrangement, Class C Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class C Shares
Contingent Deferred Sales Charge (“CDSC”)	1.00% of the share price at the time of purchase or redemption, whichever is lower if redeemed within twelve months following purchase

Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value

12b-1 Fee	As set forth in the attached Schedule

Redemption Fee	As set forth in the attached Schedule

Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class C Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class C Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:

At the election of the shareholder, Class C Shares that are not subject to a contingent deferred sales charge (“CDSC”) may be converted to any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable. For Class C Shares purchased through a financial intermediary after June 30, 2017, such shares may only be converted to another Share Class of the same Fund if: (i) the Class C Shares are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Fund’s distributor the CDSC otherwise payable upon the sale of such Class C Shares; (ii) the shareholder meets the investment minimum and eligibility requirements for the Share Class into which the conversion is sought, as applicable; and (iii) (A) the conversion is made to facilitate the shareholder’s participation in a self-directed brokerage account for a fee-based advisory program offered by the intermediary, or (B) the conversion is part of a multiple-client transaction through a particular financial intermediary as pre-approved by the Fund’s Administrator.

After Class C Shares have been held for ten years from the date of purchase, they will automatically convert into Class A Shares on the next monthly conversion processing date, provided that the Fund or financial intermediary, record keeper, or platform has records confirming that the Class C Shares have been held for at least ten years and that Class A Shares are available for purchase. The financial intermediary, record keeper, or platform shall provide, upon the Fund’s request, representations that it has records confirming that the Class C Shares have been held for at least ten years and that Class A Shares are available for purchase. For Class C Shares acquired in an exchange from another Fund, the date of purchase will be based on the initial purchase of the Class C Shares of the prior Fund.”

Exchange Privileges:	Class C Shares may be exchanged for Class C Shares of any other Fund.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.       Exceptions to Basic Arrangements

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations contingent deferred sales charges are as follows:

(A)        WAIVER OF CDSC

•	following the death of the last surviving shareholder on the account, or post-purchase disability of all registered shareholder(s), as defined in Section 72(m)(7) of the Internal Revenue Code;
•	due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon the death
•	representing minimum required distributions (“RMD”) from an Individual Retirement Account or other retirement plan as required under the Internal Revenue Code;
•	of Shares originally purchased through a financial intermediary that did not receive an advance commission on the purchase;
•	of Shares that were reinvested within 120 days of a previous redemption;
•	of Shares held by the Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
•	of Shares originally purchased through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement, or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive an advanced commission on purchases under such program;
•	of Shares purchased with reinvested dividends or capital gains;
•	imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and
•	of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

(B) SALES CHARGE WAIVERS FOR SHAREHOLDERS PURCHASING THROUGH CERTAIN FINANCIAL INTERMEDIARIES

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following contingent deferred, or back-end, sales charge (“CDSC”) waivers and discounts, which may differ from those disclosed in Section A above.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only). CDSC applicable to shares converted for another class of shares through a fee based individual retirement account on the Merrill Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.

4.       Redemption Fee

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class C Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class C Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class C Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class C Shares redeemed due to the death of the last surviving shareholder on the account.

Schedule of Funds

Offering Class C Shares

The Funds set forth on this Schedule each offer Class C Shares on the terms set forth in the Class C Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee	Redemption Fee
Federated Equity Funds:
Federated Absolute Return Fund	0.75%	None
Federated Clover Small Value Fund	0.75%	None
Federated Global Strategic Value Dividend Fund	0.75%	None
Federated International Strategic Value Dividend Fund	0.75%	None
Federated Kaufmann Fund	0.75%	None
Federated Kaufmann Large Cap Fund	0.75%	None
Federated Kaufmann Small Cap Fund	0.75%	None
Federated MDT Mid-Cap Growth Fund	0.75%	None
Federated Prudent Bear Fund	0.75%	None
Federated Strategic Value Dividend Fund	0.75%	None

Federated Equity Income Fund, Inc.	0.75%	None

Federated Fixed Income Securities, Inc.:
Federated Strategic Income Fund	0.75%	None

Federated Global Allocation Fund	0.75%	None

Federated Government Income Securities, Inc.	0.75%	None

Federated High Income Bond Fund, Inc.	0.75%	2% on shares redeemed or exchanged within 90 days of purchase

Federated High Yield Trust	0.75%	2% on shares redeemed or exchanged within 90 days of purchase

Federated Income Securities Trust:
Federated Capital Income Fund	0.75%	None
Federated Floating Rate Strategic Income Fund	0.75%	None
Federated Fund for U.S. Government Securities	0.75%	None
Federated Muni and Stock Advantage Fund	0.75%	None
Federated Real Return Bond Fund	0.75%	None

CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

Multiple Class Company Series	12b-1 Fee	Redemption Fee
Federated Index Trust
Federated Max-Cap Index Fund	0.75%	None

Federated International Series, Inc.:
Federated Global Total Return Bond Fund (formerly Federated International Bond Fund)	0.75%	None

Federated Investment Series Funds, Inc.:
Federated Bond Fund	0.75%	None

Federated MDT Series:
Federated MDT All Cap Core Fund	0.75%	None
Federated MDT Balanced Fund	0.75%	None
Federated MDT Large Cap Growth Fund	0.75%	None
Federated MDT Small Cap Core Fund	0.75%	None
Federated MDT Small Cap Growth Fund	0.75%	None

Federated MDT Equity Trust
Federated MDT Large Cap Value Fund	0.75%	None
Federated Hermes SDG Engagement Equity Fund

Federated Municipal Bond Fund, Inc.	0.75%	None

Federated Municipal Securities Income Trust:
Federated Municipal High Yield Advantage Fund	0.75%	None

Federated Total Return Series, Inc.:
Federated Total Return Bond Fund	0.75%	None

Federated World Investment Series, Inc.:
Federated Emerging Market Debt Fund	0.75%	None
Federated International Leaders Fund	0.75%	None
Federated International Small-Mid Company Fund	0.75%	2% on shares redeemed or exchanged within 30 days of purchase

Money Market Obligations Trust:
Federated Government Reserves Fund	0.75%	None

Class F Shares Exhibit

To

Multiple Class Plan

(Revised 8/01/18)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class F Shares will consist of sales by financial intermediaries in consideration of the payment of the sales load (“dealer reallowance”). Financial intermediaries may also provide shareholder services and may receive shareholder service fees therefor. Additionally, the principal underwriter may pay up to 100 basis points (1.00%) of the public offering price to financial intermediaries as an advance commission on sales. In consideration of advancing this payment, the principal underwriter will receive any contingent deferred sales charges paid upon redemption of Class F Shares and distribution service fees under the 12b-1 Plan on an ongoing basis. In connection with this basic arrangement Class F Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class F Shares
Sales Load	Up to 100 basis points (1.00%) of the public offering price
Contingent Deferred Sales Charge ("CDSC")	Up to 100 basis points (1.00%) of the share price at the time of original purchase or redemption, whichever is lower
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class F Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class F Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Class F Shares that are not subject to a contingent deferred sales charge (“CDSC”) may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privileges:	Class F Shares may be exchanged for Class F Shares of any other Fund.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated as a redemption and purchase.

3.       Exceptions to Basic Arrangements

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales load and contingent deferred sales charges are as follows:

(A)       BASIC SALES LOAD SCHEDULE *

Purchase Amount:	Sales Charge as Percentage of Offering Price	Sales Charge as a Percentage of NAV
Less than $1 million	1.00%	1.01%
$1 million or greater	0.00%	0.00%

(B)       CDSC SCHEDULE

Unless otherwise indicated below, the Schedule of Contingent Deferred Sales Charges for each Fund is as follows:

Purchase Amount:	Shares Held:	Contingent Deferred Sales Charge:
Under $2 million	4 years or less	1.00%
$2 million but less than $5 million	2 years or less	0.50%
$ 5 million or greater	1 year or less	0.25%

(C)       REDUCING OR ELIMINATING THE SALES LOAD

Contingent upon notification to the Fund’s principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

•	Discounts achieved by combining concurrent purchases of and/or current investment in Class A, Class B, Class C, Class F, and Class R Shares, made or held by (or on behalf of) the investor, the investor’s spouse, and the investor’s children under age 21 (regardless of whether the purchases or investments are made or held directly or through an investment professional or through a single-participant retirement account); provided that such purchases and investments can be linked using tax identification numbers (TINs), social security numbers (SSNs), or Broker Identification Numbers (BINs); and
•	Letters of intent to purchase a certain amount of Class F Shares within a thirteen month period.

(D)       WAIVER OF SALES LOAD

Contingent upon notification to the Fund's principal underwriter or transfer agent, no sales load will be assessed on purchases of Class F Shares made:

•	within 120 days of redeeming Shares of an equal or greater amount;
•	through a financial intermediary that did not receive a dealer reallowance on the purchase;
•	by shareholders who originally became shareholders of a Fund pursuant to the terms of an agreement and plan of reorganization which permits the shareholders to acquire shares at net asset value. However, if the shareholder closes their account with the transfer agent, or if the shareholder transfers their account to another financial intermediary, the shareholder may no longer receive a sales charge waiver;
•	with reinvested dividends or capital gains;
•	by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons; and
•	pursuant to the exchange privilege.

(E)       WAIVER OF CDSC

Contingent upon notification to the Fund’s principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

•	following the death of the last surviving shareholder on the account, or post-purchase disability of all registered shareholder(s), as defined in Section 72(m)(7) of the Internal Revenue Code;
•	due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon the death
•	representing minimum required distributions (“RMD”) from an Individual Retirement Account or other retirement plan as required under the Internal Revenue Code;
•	of Shares originally purchased through a financial intermediary that did not receive an advance commission on the purchase.
•	of Shares that were reinvested within 120 days of a previous redemption of an equal or lesser amount;
•	of Shares held by the Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
•	of Shares originally purchased through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement, or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive an advanced commission on purchases under such program;
•	of Shares purchased with reinvested dividends or capital gains;
•	imposed by the Fund when it closes an account for not meeting the minimum balance requirements;
•	of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period; and
•	representing a total or partial distribution from a qualified plan, which would not include account transfer, rollovers, or redemptions for the purpose of reinvestment. For these purposes, qualified plans would not include an Individual Retirement Account, Keogh Plan or custodial account following retirement.

Schedule of Funds

Offering Class F Shares

The Funds set forth on this Schedule each offer Class F Shares on the terms set forth in the Class F Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS F SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee

Federated Equity Income Fund, Inc.	0.25%

Federated Fixed Income Securities, Inc.: Federated Strategic Income Fund	0.05%

Federated Government Income Securities, Inc.	None

Federated Income Securities Trust: Federated Capital Income Fund Federated Muni and Stock Advantage Fund	0.05% None

Federated Investment Series Funds, Inc.: Federated Bond Fund	None

Federated Municipal Bond Fund, Inc.	None

Federated Municipal Securities Income Trust: Federated Municipal High Yield Advantage Fund Federated Ohio Municipal Income Fund	0.05% 0.40%

Money Market Obligations Trust: Federated Government Reserves Fund	0.45%

Class B Shares Exhibit

To

Multiple Class Plan

(Revised 7/23/18)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class B Shares will consist of sales by financial intermediaries in consideration of the payment of an advance commission paid by the principal underwriter. Financial intermediaries may perform shareholder services and receive a shareholder service fee for their services. In consideration of advancing commissions and/or the provision of shareholder services, the principal underwriter may receive the contingent deferred sales charges paid upon redemption of Class B Shares, and/or shareholder service fees and/or fees under a 12b-1 plan. In connection with this basic arrangement, Class B Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class B Shares
Sales Load	None
Contingent Deferred Sales Charge (“CDSC”)	Up to 5.5% of the share price at the time of purchase or redemption, whichever is lower
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	Up to 75 basis points (0.75%) of the average daily net asset value
Redemption Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class B Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class B Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	After Class B Shares have been held for eight years from the date of purchase, they will automatically convert into Class A Shares.
Exchange Privilege:	Class B Shares may be exchanged for Class B Shares of any other fund.

In any conversion or exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.       Exceptions to Basic Arrangements

For purposes of Rules 6c-10 and 22d-1 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in contingent deferred sales charges payable upon redemption are as follows:

(A)       BASIC CDSC SCHEDULE

Shares Held Up to: To:	Have A CDSC Of:
1 year	5.50%
2 years	4.75%
3 years	4.00%
4 years	3.00%
5 years	2.00%
6 years	1.00%
7 years	0.00%
8 years	Convert to Class A Shares

(B)       WAIVER OF CDSC

Contingent upon notification to the Fund’s principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

•	following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986;
•	due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon the death
•	representing minimum required distributions (“RMD”) from an Individual Retirement Account or other retirement plan as required under the Internal Revenue Code;
•	of Shares that were reinvested within 120 days of a previous redemption;
•	of Shares held by the Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
•	of Shares originally purchased through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement, or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive an advanced commission on purchases under such program;
•	of Shares purchased with reinvested dividends or capital gains;
•	imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and
•	of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

(C) SYSTEMATIC WITHDRAWAL PROGRAM

Contingent upon notification to the principal underwriter or the Fund’s transfer agent, no CDSC will be imposed on redemptions that are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program as described in the applicable prospectus and statement of additional information.

(B) SALES CHARGE WAIVERS FOR SHAREHOLDERS PURCHASING THROUGH CERTAIN FINANCIAL INTERMEDIARIES

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following contingent deferred, or back-end, sales charge (“CDSC”) waivers and discounts, which may differ from those disclosed in Section B above.

ivers on A, B and C Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only). CDSC applicable to shares converted for another class of shares through a fee based individual retirement account on the Merrill Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.

4.       Redemption Fee

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class B Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class B Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class B Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class B Shares redeemed due to the death of the last surviving shareholder on the account.

Schedule of Funds
Offering Class B Shares

The Funds set forth on this Schedule each offer Class B Shares on the terms set forth in the Class B Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Federated Equity Funds:
Federated Absolute Return Fund	0.75%	None
Federated Kaufmann Fund	0.75%	None
Federated Kaufmann Small Cap Fund	0.75%	None

Federated Equity Income Fund, Inc.	0.75%	None

Federated Fixed Income Securities, Inc.:
Federated Strategic Income Fund	0.75%	None

Federated Global Allocation Fund	0.75%	None

Federated High Income Bond Fund, Inc.	0.75%	2% on shares redeemed or exchanged within 90 days of purchase

Federated Income Securities Trust:
Federated Capital Income Fund	0.75%	None
Federated Fund for U.S. Government Securities	0.75%	None
Federated Muni and Stock Advantage Fund	0.75%	None

Federated Investment Series Funds, Inc.:
Federated Bond Fund	0.75%	None

Federated MDT Series:
Federated MDT Large Cap Growth Fund	0.75%	None

Federated MDT Equity Trust:
Federated MDT Large Cap Value Fund	0.75%	None

Federated Municipal Bond Fund, Inc.	0.75%	None

Federated Municipal Securities Income Trust:
Federated Municipal High Yield Advantage Fund	0.75%	None

CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Federated Total Return Series, Inc.:
Federated Total Return Bond Fund	0.75%	None

Federated World Investment Series, Inc.:
Federated International Leaders Fund	0.75%	None

Money Market Obligations Trust:
Federated Government Reserves Fund	0.75%	None

Class A Shares Exhibit

To

Multiple Class Plan

(Revised 08/01/18)

1.       SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class A Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of a portion of the applicable sales load (“dealer reallowance”)and a shareholder service fee. When indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Class A Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class A Shares
Sales Load	Up to 5.5% of the public offering price
Contingent Deferred Sales Charge ("CDSC")	0.00%
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Redemption Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class A Shares as described in Section 3 of the Plan

2.       CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class A Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Class A Shares that are not subject to a contingent deferred sales charge (“CDSC”) based upon the redemption of a “Large Ticket” purchase made within 24 months may be converted to any other Share Class within the same Fund, provided that shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privilege:	Class A Shares may be exchanged for Class A Shares of any other Fund

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.       EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

(A)       BASIC SALES LOAD SCHEDULE

The basic schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount	Sales Load as a Percentage of Public Offering Price
Less than $50,000	5.50%
$50,000 but less than $100,000	4.50%
$100,000 but less than $250,000	3.75%
$250,000 but less than $500,000	2.50%
$500,000 but less than $1 million	2.00%
$1 million or greater	0.00%

(B)       FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price
Less than $100,000	4.50%
$100,000 but less than $250,000	3.75%
$250,000 but less than $500,000	2.50%
$500,000 but less than $1 million	2.00%
$1 million or greater	0.00%

(C)       MODIFIED FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price
Less than $250,000	1.00%
$250,000 or greater	0.00%

(D)       MONEY MARKET LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price

All purchases	0.00%

(E)       ULTRASHORT BOND LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price
Less than $50,000	2.00%
$50,000 but less than $100,000	1.75%
$100,000 but less than $250,000	1.50%
$250,000 +	0.00%

(F)       "LARGE TICKET" PURCHASES

Unless otherwise indicated on the Schedule to this Exhibit, a financial intermediary that places an order to purchase $1,000,000 or more of Class A Shares shall receive from the principal underwriter an advance commission equal to 75 basis points (0.75%) of the public offering price. In such event, notwithstanding anything to the contrary in the Plan or this Exhibit, such Class A Shares shall be subject to a contingent deferred sales charge upon redemption within 24 months of purchase equal to 75 basis points (0.75%) of the lesser of (x) the purchase price of the Class A Shares or (y) the redemption price of the Class A Shares. Any contingent deferred sales charge received upon redemption of Class A Shares shall be paid to the principal underwriter in consideration of the advance commission.

(G)       REDUCING OR ELIMINATING THE SALES LOAD

Contingent upon notification to the Fund’s principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

•	Discounts achieved by combining concurrent purchases of and/or current investment in Class A, Class B, Class C, Class F, and Class R Shares, made or held by (or on behalf of) the investor, the investor’s spouse, and the investor’s children under age 21 (regardless of whether the purchases or investments are made or held directly or through an investment professional or through a single-participant retirement account); provided that such purchases and investments can be linked using tax identification numbers (TINs), social security numbers (SSNs), or Broker Identification Numbers (BINs); and
•	Letters of intent to purchase a certain amount of Class A Shares within a thirteen month period.

(H)       waiver of sales load

Continent upon notification to the Fund’s Transfer Agent, no sales load shall be assessed on purchases of Class A Shares made:

•	within 120 days of redeeming shares of an equal or greater amount;
•	through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive a dealer reallowance on purchases under such program;
•	with reinvested dividends or capital gains;
•	or Class A Shares, issued in connection with the merger, consolidation, or acquisition of the assets of another fund. Further, no sales load shall be assessed on purchases of Shares made by a shareholder that originally became a shareholder of a Federated Fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV provided that such Shares are held directly with the Fund’s transfer agent. If the Shares are held through a financial intermediary the sales charge waiver will not apply;
•	by Federated Life Members (Federated shareholders who originally were issued shares through the “Liberty Account”, which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account);
•	by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pensions or profit-sharing plans for the above persons; and
•	pursuant to the exchange privilege.

(I)       WAIVER OF CONTINGENT DEFFERED SALES CHARGE ON LARGE-TICKET PURCHASES

Contingent upon notification to the Fund’s principal underwriter or transfer agent, no CDSC will be imposed on redemptions.

•	following the death of the last surviving shareholder on the account, or the post-purchase disability of all registered shareholder(s), as defined in Section 72(m)(7) of the Internal Revenue Code.
•	due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon the death
•	representing minimum required distributions (“RMD”) from an Individual Retirement Account or other retirement plan as required under the Internal Revenue Code;
•	of Shares originally purchased through a financial intermediary that did not receive an advance commission on the purchase;
•	of Shares that were reinvested within 120 days of a previous redemption;
•	of Shares held by the Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
•	of Shares originally purchased through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement, or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive an advanced commission on purchases under such program;
•	of Shares purchased with reinvested dividends or capital gains;
•	imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and
•	of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

(J)	SALES CHARGE WAIVERS FOR SHAREHOLDERS PURCHASING THROUGH CERTAIN FINANCIAL INTERMEDIARIES

i.	MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following front-end sales charge waivers and shareholders redeeming Fund shares through a Merrill Lynch platform or account (regardless of purchase date) will be eligible only for the following contingent deferred, or back-end, sales charge (“CDSC”) waivers and discounts, which may differ from those listed in Sections H and I above.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

ivers on A, B and C Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only). CDSC applicable to shares converted for another class of shares through a fee based individual retirement account on the Merrill Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

ii.	AMERIPRISE FINANCIAL

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective April 30, 2018, shareholders purchasing Fund shares through an Ameriprise Financial [platform or] account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus:

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

iii.	MORGAN STANLEY SMITH BARNEY

Effective April 30, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
  Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
  Shares purchased through a Morgan Stanley self-directed brokerage account
  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s intra-fund share class exchange program
  Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

4.       SPECIAL OFFER PROGRAM

[NOTE: The 30 month CDSC period connected with of this program expired in September of 2002]

During the Special Offer Program which took place in March, 2000, the sales load was waived on purchases of Class A Shares of Federated Aggressive Growth Fund, Federated Communications Technology Fund, Federated Large Cap Growth Fund, and Federated International Small Company Fund (the "Special Offer Funds"). Instead, the principal underwriter paid an advance commission of 2.00% of the offering price of the Special Offer Funds to intermediaries participating in the Special Offer Program. Class A Shares purchased through this Special Offer were subject to a CDSC of 2.00% on redemptions which occurred within 30 months after the purchase, which amount was to be paid to the principal underwriter in consideration for advancing the commission to intermediaries. Class A Shares of the Special Offer Funds purchased during the Special Offer Program could be exchanged with Class A Shares of other Special Offer Funds with no imposition of a sales load or CDSC fee. Class A Shares of the Special Offer Funds purchased during the Special Offer Program which were exchanged for Class A Shares of other Funds during the 30 month CDSC period incurred the CDSC fee upon redemption. However, no sales load was charged for such an exchange.

5.       REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class A Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class A Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class A Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class A Shares redeemed due to the death of the last surviving shareholder on the account.

Schedule of Funds
Offering Class A Shares

The Funds set forth on this Schedule each offer Class A Shares on the terms set forth in the Class A Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

1.       CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Federated Equity Funds
Federated Absolute Return Fund	0.05%	None
Federated Clover Small Value Fund	0.05%	None
Federated Global Strategic Value Dividend Fund	0.05%	None
Federated International Strategic Value Dividend Fund	0.05%	None
Federated Kaufmann Fund	0.25%	None
Federated Kaufmann Large Cap Fund	0.25%	None
Federated Kaufmann Small Cap Fund	0.25%	None
Federated MDT Mid-Cap Growth Fund	None	None
Federated Prudent Bear Fund	0.05%	None
Federated Strategic Value Dividend Fund	0.05%	None

Federated Equity Income Fund, Inc.	0.05%	None

Federated Global Allocation Fund	None	None

Federated High Yield Trust
Federated Equity Advantage Fund	0.05%	None

Federated Income Securities Trust
Federated Capital Income Fund	None	None
Federated Muni and Stock Advantage Fund	0.05%	None
Federated Real Return Bond Fund	0.05%	None

Federated MDT Series
Federated MDT All Cap Core Fund	0.05%	None
Federated MDT Balanced Fund	0.05%	None
Federated MDT Large Cap Growth Fund	0.05%	None
Federated MDT Small Cap Core Fund	0.05%	None
Federated MDT Small Cap Growth Fund	0.05%	None

Federated MDT Equity Trust
Federated MDT Large Cap Value Fund	0.00%	None

Federated World Investment Series, Inc.
Federated International Leaders Fund	0.05%	None
Federated International Small-Mid Company Fund	0.25%	2% on shares redeemed or exchanged within 30 days of purchase

2. CLASS A SHARES SUBJECT TO THE FIXED INCOME LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Federated Fixed Income Securities, Inc.
Federated Strategic Income Fund	None	None

Federated Government Income Securities, Inc.	0.05%	None

Federated High Income Bond Fund, Inc.	None	2% on shares redeemed or exchanged within 90 days of purchase

Federated High Yield Trust
Federated High Yield Trust	0.05%	2% on shares redeemed or exchanged within 90 days of purchase

Federated Income Securities Trust
Federated Fund for U.S. Government Securities	None	None

Federated International Series, Inc.
Federated Global Total Return Bond fund (formerly Federated International Bond Fund)	0.25%	None

Federated Investment Series Funds, Inc.
Federated Bond Fund	0.05%	None

Federated Municipal Bond Fund, Inc.	None	None

Federated Municipal Securities Income Trust
Federated Municipal High Yield Advantage Fund	0.05%	None
Federated Ohio Municipal Income Fund	0.05%	None
Federated Pennsylvania Municipal Income Fund	0.05%	None

Federated Total Return Series, Inc.
Federated Total Return Bond Fund	0.25%	None

Federated World Investment Series, Inc.
Federated Emerging Market Debt Fund	None	None

3. Class A Shares Subject to the MODIFIED FIXED INCOME Sales Load Schedule

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Federated Income Securities Trust
Federated Short-Term Income Fund	0.50%	None

Federated Institutional Trust
Federated Short-Intermediate Total Return Bond Fund	0.10%	None

Federated Short-Intermediate Duration Municipal Trust	0.25%	None

4.       Class A Shares Subject to the Money Market Load Schedule

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Money Market Obligations Trust
Federated Government Reserves Fund	0.45%	None

5.       Class A Shares Subject to the Ultrashort Bond Load Schedule

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Federated Fixed Income Securities, Inc.
Federated Municipal Ultrashort Fund	0.25%	None

Federated Income Securities Trust
Federated Floating Rate Strategic Income Fund	0.10%	None

Federated Institutional Trust
Federated Government Ultrashort Duration Fund	0.25%	None

Federated Total Return Series, Inc.
Federated Ultrashort Bond Fund	0.30%	None

6.       Class A Shares Not Participating in the Large Ticket Purchase Program

Multiple Class Company	Series
Federated Fixed Income Securities, Inc.	Federated Municipal Ultrashort Fund
Federated Income Securities Trust	Federated Short-Term Income Fund
Federated Floating Rate Strategic Income Fund
Federated Institutional Trust	Federated Government Ultrashort Duration Fund
Federated Short-Intermediate Duration Municipal Trust
Federated Total Return Series, Inc.	Federated Ultrashort Bond Fund

CLASS P Shares Exhibit

To

Multiple Class Plan

(revised 12/1/17)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class P Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Automated Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class P Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
Recordkeeping Fee	Up to 10 basis points (0.10%) of the average daily net asset value
12b-1 Fee	None
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class P Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class P Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None.
Exchange Privileges:	Class P Shares may be exchanged into any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Prime Obligations Fund, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges shall be treated in the same manner as a redemption and purchase.

Schedule of Funds
Offering Class P Shares

The Funds set forth on this Schedule each offer Class P Shares on the terms set forth in the Class P Shares Exhibit to the Multiple Class Plan.

Multiple Class Company Series

Money Market Obligations Trust
Federated Government Reserves Fund

investment Shares Exhibit

To

Multiple Class Plan
(Revised 11/1/17)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Investment Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Investment Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Investment Shares
Sales Load	None
Contingent Deferred Sales Charge (“CDSC”)	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Investment Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Investment Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Rights:	Investment Shares may be exchanged into any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Prime Obligations Fund, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

Schedule of Funds

Offering Investment Shares

The Funds set forth on this Schedule each offer Investment Shares on the terms set forth in the Investment Shares Exhibit to the Multiple Class Plan.

Multiple Class Company Series	12b-1 Fee

Money Market Obligations Trust:
Federated Municipal Obligations Fund	0.25%

Class R Shares Exhibit

To

Multiple Class Plan

(revised 12/15/17)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class R Shares will consist of:

(i)       Excepting Federated Kaufmann Fund, sales by financial intermediaries to retirement plans, with shareholder services provided by the retirement plan record keepers; and

(ii)  with respect to the Federated Kaufmann Fund, (a) sales by financial intermediaries to retirement plans; (b) the issuance of Class R Shares as provided in the Plan of Reorganization between the Federated-Kaufmann Fund and the Kaufmann Fund; (c) additional investments by former Kaufmann Fund shareholders and related persons; and (d) shareholder services provided by financial intermediaries..

Financial intermediaries and the principal underwriter may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan, in addition, financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Class R Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class R Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Redemption Fee	As set forth in the attached Schedule.
Shareholder Service Fee	As set forth in the attached Schedule
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class R Shares as described in Section 3 of the Multiple Class Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class R Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privilege:

With respect to the Kaufmann Fund, shareholders who are former shareholders of the Kaufmann Fund, Inc. and their immediate family members or shareholders who have purchased shares through the financial intermediary relationships that existed for the Kaufmann Fund may exchange their Class R Shares for Class A Shares of any other fund. Investors who are eligible to purchase Class R Shares (e.g. 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and IRA rollovers from such plans, directly or through financial intermediaries as well as IRAs and investment – only 403(b) plans held through financial intermediaries may exchange their Class R Shares into Class R Shares of any other Fund. A Grandfathered Shareholder may exchange into Class R Shares of another Fund only if such shareholder is an eligible investor in the Class R Shares of that Fund.

With respect to the other funds, Class R Shares may be exchanged for Class R Shares, including the Kaufmann Fund.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.       Redemption Fee

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class R Shares will be applied to fees incurred or amounts expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to Class R Shares redeemed or exchange by employer-sponsored retirement plans.

Schedule of Funds

Offering Class R Shares

The Funds set forth on this Schedule each offer Class R Shares on the terms set forth in the Class R Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee	Shareholder Services Fee	Redemption Fee

Federated Equity Funds:
Federated Kaufmann Fund	0.50%	0.25%	0.20%
Federated Kaufmann Small Cap Fund	0.50%	None	None

Federated Equity Income Fund, Inc.	0.50%	None	None

Federated Income Securities Trust
Federated Capital Income Fund	0.50%	None	None

Federated Index Trust:
Federated Max-Cap Index Fund	0.50%	None	None

Federated MDT Equity Trust
Federated MDT Large Cap Value Fund	0.50%	0.25%	None

Federated U.S. Government Securities Fund: 2-5 Years	0.50%	None	None

Money Market Obligations Trust:
Federated Government Obligations Fund	0.50%	0.25%	None
Federated Prime Cash Obligations Fund	0.50%	0.25%	None

Federated World Investment Series, Inc.
Federated International Leaders Fund	0.50%	None	None

CasH II Shares Exhibit

To

Multiple Class Plan
(revised 11/1/17)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Cash II Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a 12b-1 Plan and financial intermediaries may also receive shareholder services fees for services provided. In connection with this basic arrangement, Cash II Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Cash II Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Cash II Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Cash II Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privilege:	Cash II Shares may be exchanged into any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Prime Obligations Fund, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other fund or class shall be treated in the same manner as a redemption and purchase.

Schedule of Funds
Offering Cash II Shares

The Funds set forth on this Schedule each offer Cash II Shares on the terms set forth in the Cash II Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee

Money Market Obligations Trust:
Federated California Municipal Cash Trust	0.20%
Federated Government Obligations Fund	0.35%
Federated Municipal Obligations Fund	0.35%
Federated New York Municipal Cash Trust	0.25%
Federated Prime Cash Obligations Fund	0.35%
Federated Trust for U.S. Treasury Obligations	0.35%

Cash series Shares Exhibit

To

Multiple Class Plan

(Revised 11/1/17)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Cash Series Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a 12b-1 Plan and financial intermediaries may receive a shareholder service fee for services provided. In connection with this basic arrangement, Cash Series Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Cash Series Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Cash Series Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Cash Series Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privileges:	Cash Series Shares may be exchanged into any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Prime Obligations Fund, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other fund or class shall be treated in the same manner as a redemption and purchase.

Schedule of Funds

Offering Cash Series Shares

The Funds set forth on this Schedule each offer Cash Series Shares on the terms set forth in the Cash Series Shares Exhibit to Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company	12b-1 Fee

Money Market Obligations Trust:
Federated California Municipal Cash Trust	0.60%
Federated Government Obligations Fund	0.60%
Federated Massachusetts Municipal Cash Trust	0.60%
Federated Municipal Obligations Fund	0.60%
Federated New York Municipal Cash Trust	0.60%
Federated Pennsylvania Municipal Cash Trust	0.40%
Federated Prime Cash Obligations Fund	0.60%
Federated Trust for U.S. Treasury Obligations	0.60%
Federated Virginia Municipal Cash Trust	0.60%